POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE  as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 30th day of September, 2014.

PRINCETON PRIVATE EQUITY FUND

Attest:

By: /s/ Jason D. Van Thiel_____________

By: /s/ John L. Sabre

      Jason D. Van Thiel, Secretary

       John L. Sabre, President

STATE OF MINNESOTA

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COUNTY OF  HENNEPIN

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Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of September, 2014.

/s/ Linda J. Campbell

Notary Public

             My commission expires: Jan. 31, 2017

CERTIFICATE

The undersigned, Secretary of PRINCETON PRIVATE EQUITY FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 22, 2014, and is in full force and effect:

WHEREAS, PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  September 30, 2014

/s/ Jason D. Van Thiel

Jason D. Van Thiel, Secretary

PRINCETON PRIVATE EQUITY FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 2014.

/s/ John L. Sabre

John L. Sabre

President and Trustee

STATE OF MINNESOTA

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ss:

COUNTY OF  HENNEPIN

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Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of September, 2014.

/s/ Linda J. Campbell

Notary Public

My commission expires: Jan. 31, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 2014.

/s/ Chris Moran

Christopher E. Moran

Treasurer and Chief Financial Officer

STATE OF MINNESOTA

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ss:

COUNTY OF  HENNEPIN

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Before me, a Notary Public, in and for said county and state, personally appeared Christopher E. Moran, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of September, 2014.

/s/ Linda J. Campbell

Notary Public

My commission expires: Jan. 31, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 2014.

/s/ Jeffrey P. Greiner

Jeffrey P. Greiner

Trustee

STATE OF MINNESOTA

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)

ss:

COUNTY OF  HENNEPIN

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Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey P. Greiner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of September, 2014.

/s/ Karen A. Peterson

Notary Public

My commission expires:  Jan 31, 2015